UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 22, 2011

United eSystems, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-49745	91-2150635
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number

2150 N. Highway 190 Covington, Louisiana		70433
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (228) 832-1597

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

United eSystems Inc. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K originally filed with the Securities and Exchange Commission (“SEC”) on November 30, 2011 for the purpose of filing Exhibits 99.1 through 99.5 which were left out of the prior filing.  As such, this filing should be read in conjunction with the Form 8-K previously filed with the SEC as stated above.  Accordingly, unless otherwise expressly stated, this Amendment No. 1 does not reflect events occurring after the filing of the original Form 8-K or modify or update in any way disclosures contained in the original Form 8-K.

Section 9.  Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Exhibit Title or Description

	99.1	Promissory Note between United eSystems, Inc. and Home Bank, dated November 22, 2011.
	99.2	Assignment of Deposit Account Agreement between United eSystems, Inc., Leon Nowalsky, and Home Bank, dated November 22, 2011.
	99.3	Promissory Note and Commercial Security Agreement between United eSystems, Inc. and Home Bank, dated November 22, 2011.
	99.4	Agreement to Provide Insurance and Notice of Insurance Requirements, dated November 22, 2011.
	99.5	Sixth Amendment to Agreements dated December 19, 2011 to the Loan, Pledge and Security Agreement and Related Note

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED eSYSTEMS, INC.

Dated: December 21, 2011	By: /s/ Walter Reid Green, Jr.
Walter Reid Green, Jr.
Chief Executive Officer and Chief Financial Officer

3

UNITED eSYSTEMS, INC.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Promissory Note between United eSystems, Inc. and Home Bank, dated November 22, 2011.
99.2	Assignment of Deposit Account Agreement between United eSystems, Inc., Leon Nowalsky, and Home Bank, dated November 22, 2011.
99.3	Promissory Note and Commercial Security Agreement between United eSystems, Inc. and Home Bank, dated November 22, 2011.
99.4	Agreement to Provide Insurance and Notice of Insurance Requirements, dated November 22, 2011.
99.5	Sixth Amendment to Agreements dated December 19, 2011 to the Loan, Pledge and Security Agreement and Related Note

4